UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):               December 20, 2005

Metris Master Trust
(Exact name of registrant as specified in its charter)

                     HSBC FINANCE CORPORATION
(Servicer of the Trust)
(Exact name as specified in Servicer's charter)

Delaware (State or other jurisdiction of incorporation of Servicer)	000-23961 (Commission File Number)	Not Applicable (IRS Employer Identification Number)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Servicer)		60070 (Zip Code)
Servicer's telephone number, including area code 847/564-5000 Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

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Item 8.01 OTHER EVENTS
Metris Receivables, Inc. reported Metris Master Trust (MMT) results for the month ended November 30, 2005 are presented in the table below.
November 30, 2005	(annualized) (unaudited)
Gross Cash Portfolio Yield (1)	28.13%
Gross Default Rate (2)	15.42%
Base Rate (3)	6.63%
1-Month Excess Spread (4)	6.08%
3-Month Excess Spread (5)	7.73%
2-Cycle Plus Total Delinquency Rate (6)	8.36%
2-Cycle Plus Principal Delinquency Rate (7)	7.00%
Monthly Payment Rate (8)	8.75%
(1)

Gross Cash Portfolio Yield with respect to any monthly period is the annualized percentage of Finance Charge Collections (including APR, overlimit fees, late charges, returned check fees, annual fees, cash advance fees, interchange, debt waiver fees, other fees and recoveries received), applied to an average daily principal investor interest.

(2)	Gross Default Rate with respect to any monthly period is the annualized percentage of principal receivables charged-off as uncollectible, applied to an average daily principal investor interest.
(3)	Base Rate is the weighted-average interest rate plus a 2% servicing fee.
(4)	One-Month Excess Spread is the difference of the Gross Cash Portfolio Yield minus the Gross Default Rate minus the Base Rate.
(5)	Three-Month Excess Spread is the straight average of the current month plus previous two months' One-Month Excess Spread.
(6)	Two-Cycle Plus Total Delinquency Rate is the percentage of total receivables currently 30 days or more contractually overdue by customers, divided by the total receivables at the end of the month.
(7)

Two-Cycle Plus Principal Delinquency Rate is the percentage of principal receivables currently 30 days or more contractually overdue by customers, divided by the principal receivables at the end of the month.

(8)	Monthly Payment Rate is the total collections, including recoveries, divided by the total receivables at the beginning of the month.
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The following is a roll forward of the outstanding spread account balances related to the public term asset-backed series issued and outstanding from the Metris Master Trust, for the month ending November 30, 2005.

Beginning balance (10/31/05) Spread account deposits Spread account releases Ending balance (11/30/05)	$28,527,722 0 <4,945,055> $23,582,667
These spread account balances exist for a number of reasons, including performance of the underlying assets and structural considerations within each public series issued from the Metris Master Trust.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Exhibit Number	Exhibit
99 (a)

Monthly Statement to Securityholders' with respect to the distribution on December 20, 2005 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 1999-2 Securities.

99 (b)

Monthly Statement to Securityholders' with respect to the distribution on December 20, 2005 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2001-2 Securities.

99 (c)

Monthly Statement to Securityholders' with respect to the distribution on December 20, 2005 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2002-4 Securities.

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99 (d)

Monthly Statement to Securityholders' with respect to the distribution on December 20, 2005 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2004-1 Securities.

99 (e)

Monthly Statement to Securityholders' with respect to the distribution on December 20, 2005 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2004-2 Securities.

99 (f)

Monthly Statement to Securityholders' with respect to the distribution on December 20, 2005 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2005-1 Securities.

99 (g)

Monthly Statement to Securityholders' with respect to the distribution on December 20, 2005 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2005-2 Securities.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HSBC FINANCE CORPORATION, as Servicer of and on behalf of the METRIS MASTER TRUST (Registrant) By: /s/ Patrick D. Schwartz Authorized Representative
Dated: December 28, 2005
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EXHIBIT INDEX
Exhibit Number	Exhibit
99 (a)

Monthly Statement to Securityholders' with respect to the distribution on December 20, 2005 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 1999-2 Securities.

99 (b)

Monthly Statement to Securityholders' with respect to the distribution on December 20, 2005 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2001-2 Securities.

99 (c)

Monthly Statement to Securityholders' with respect to the distribution on December 20, 2005 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2002-4 Securities.

99 (d)

Monthly Statement to Securityholders' with respect to the distribution on December 20, 2005 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2004-1 Securities.

99 (e)

Monthly Statement to Securityholders' with respect to the distribution on December 20, 2005 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2004-2 Securities.

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99 (f)

Monthly Statement to Securityholders' with respect to the distribution on December 20, 2005 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2005-1 Securities.

99 (g)

Monthly Statement to Securityholders' with respect to the distribution on December 20, 2005 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2005-2 Securities.

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